Exhibit 99.3

Dycom Industries, Inc.
Non-GAAP Reconciliations
Q4 2020

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows:

•
Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods.

•
Non-GAAP Adjusted EBITDA - net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

•
Non-GAAP Adjusted Net Income (Loss) - GAAP net income (loss) before the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings (Loss) per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income (Loss) divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”) up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings (Loss) per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income (Loss) and Non-GAAP Adjusted Diluted Earnings (Loss) per Common Share:

•
Non-cash amortization of debt discount on Notes - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•
Loss on debt extinguishment - The Company incurred a pre-tax charge of approximately $0.1 million for extinguishment of debt in connection with the purchase of $25.0 million aggregate principal amount of its 0.75% convertible senior notes due September 2021 for $24.3 million during the quarter ended January 25, 2020. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company’s current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results.

•
Charge for (recovery of) previously reserved accounts receivable and contract assets - During the quarter and fiscal year ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. During the fiscal year ended January 25, 2020, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets in the first quarter based on collections from a customer. The Company excludes the impact of this recovery from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results.

•
Impact on stock-based compensation expense from non-cash charge for accounts receivable and contract assets - The Company excludes the impact on stock-based compensation expense from the non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Q1-20 charge for warranty costs - During the fiscal year ended January 25, 2020, the Company recorded an $8.2 million pre-tax charge in the first quarter for estimated warranty costs for work performed for a customer in prior periods. The Company excludes the impact of this charge from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results in the current period.

•
Tax impact of the vesting and exercise of share-based awards - The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•
Tax impact of previous tax year filing - During the fiscal year ended January 25, 2020, the Company recognized an income tax expense of $1.1 million in the second quarter on a previous tax year filing. The Company has excluded this impact because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•	Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s effective tax rate used for financial planning for the applicable period.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %
January 25, 2020	$737.6	$—	$—	$737.6	(1.5)%	1.3%
January 26, 2019	$748.6	$—	$(20.4)	$728.2

October 26, 2019	$884.1	$—	$—	$884.1	4.2%	4.7%
October 27, 2018	$848.2	$—	$(3.9)	$844.4

July 27, 2019	$884.2	$—	$—	$884.2	10.6%	11.1%
July 28, 2018	$799.5	$—	$(3.8)	$795.7

April 27, 2019	$833.7	$(6.1)	$(4.7)	$822.9	14.0%	15.8%
April 28, 2018	$731.4	$(5.8)	$(14.8)	$710.7

January 26, 2019	$748.6	$(5.9)	$(20.4)	$722.3	14.3%	13.7%
January 27, 2018	$655.1	$—	$(19.8)	$635.3

October 27, 2018	$848.2	$(8.8)	$(3.9)	$835.6	12.2%	12.9%
October 28, 2017	$756.2	$—	$(15.9)	$740.3

July 28, 2018	$799.5	$(9.1)	$(3.8)	$786.6	2.5%	0.8%
July 29, 2017	$780.2	$—	$—	$780.2

April 28, 2018	$731.4	$(15.4)	$(14.8)	$701.1	(7.0)%	(10.0)%
April 29, 2017	$786.3	$(7.1)	$—	$779.2

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues - Certain Customers
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %

Verizon
January 25, 2020	$161.3	$—	$—	$161.3	3.3%	3.3%
January 26, 2019	$156.3	$—	$—	$156.2

CenturyLink
January 25, 2020	$135.1	$—	$—	$135.1	23.3%	31.1%
January 26, 2019	$109.6	$—	$(6.5)	$103.1

Windstream
January 25, 2020	$38.8	$—	$—	$38.8	31.5%	45.9%
January 26, 2019	$29.5	$—	$(2.9)	$26.6

Top 5 Customers[2]
January 25, 2020	$569.4	$—	$—	$569.4	(4.5)%	(1.2)%
January 26, 2019	$596.3	$—	$(20.2)	$576.1

All Other Customers (excluding Top 5 Customers)
January 25, 2020	$168.2	$—	$—	$168.2	10.4%	10.6%
January 26, 2019	$152.3	$—	$(0.2)	$152.1

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted EBITDA
Unaudited
(Dollars in thousands)

	Quarter Ended
	January 25, 2020	January 26, 2019
Net (loss) income	$(11,189)	$(12,054)
Interest expense, net	12,620	12,447
Benefit from income taxes	(4,144)	(3,345)
Depreciation and amortization	46,615	45,909
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	43,902	42,957
Gain on sale of fixed assets	(1,094)	(2,192)
Stock-based compensation expense	1,584	1,910
Loss on debt extinguishment[3]	76	—
Charge for (recovery of) accounts receivable and contract assets[4]	—	17,157
Non-GAAP Adjusted EBITDA	$44,468	$59,832

Contract revenues	$737,603	$748,619
Non-GAAP Adjusted EBITDA % of contract revenues	6.0%	8.0%

Comparable Prior Periods for Q1 2021 and Q2 2021 Outlook:	Quarter Ended
	April 27, 2019	July 27, 2019
Net income	$14,279	$29,896
Interest expense, net	12,233	12,878
Provision for income taxes	6,199	12,710
Depreciation and amortization	46,341	47,244
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	79,052	102,728
Gain on sale of fixed assets	(6,738)	(4,806)
Stock-based compensation expense	3,479	2,277
Charge for (recovery of) accounts receivable and contract assets[4]	(10,345)	—
Charge for warranty costs[5]	8,200	—
Non-GAAP Adjusted EBITDA	$73,648	$100,199

Contract revenues	$833,743	$884,221
Non-GAAP Adjusted EBITDA % of contract revenues	8.8%	11.3%
Non-GAAP Adjusted EBITDA % of contract revenues, excluding contract modification[6]		10.2%

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net (Loss) Income and Non-GAAP Adjusted Diluted (Loss) Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

	Quarter Ended January 25, 2020
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$737,603	$—	$737,603
Costs of earned revenues, excluding depreciation and amortization	633,203	—	633,203
General and administrative	60,976	—	60,976
Depreciation and amortization	46,615	—	46,615
Total	740,794	—	740,794
Interest expense, net[7]	(12,620)	5,097	(7,523)
Loss on debt extinguishment[3]	(76)		(76)
Other income, net	554	—	554
Loss before income taxes	(15,333)	5,097	(10,236)
Benefit from income taxes[8]	(4,144)	1,147	(2,997)
Net loss	$(11,189)	$3,950	$(7,239)

Loss per common share	$(0.35)	$0.13	$(0.23)

Shares used in computing loss per common share[9]	31,549	—	31,549

	Quarter Ended January 26, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$748,619	$—	$748,619
Costs of earned revenues, excluding depreciation and amortization	633,279	—	633,279
General and administrative[4]	73,540	(15,306)	58,234
Depreciation and amortization	45,909	—	45,909
Total	752,728	(15,306)	737,422
Interest expense, net[7]	(12,447)	4,881	(7,566)
Other income, net	1,157	—	1,157
(Loss) income before income taxes	(15,399)	20,187	4,788
(Benefit) provision for income taxes[8]	(3,345)	4,886	1,541
Net (loss) income	$(12,054)	$15,301	$3,247

Diluted (loss) earnings per common share	$(0.38)	$0.49	$0.10

Shares used in computing diluted (loss) earnings per common share[9]	31,360	419	31,778

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

Comparable Prior Periods for Q1 2021 and Q2 2021 Outlook:	Quarter Ended April 27, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$833,743	$—	$833,743
Costs of earned revenues, excluding depreciation and amortization[5]	701,767	(8,200)	693,567
General and administrative[4]	58,622	10,345	68,967
Depreciation and amortization	46,341	—	46,341
Total	806,730	2,145	808,875
Interest expense, net[7]	(12,233)	4,932	(7,301)
Other income, net	5,698	—	5,698
Income before income taxes	20,478	2,787	23,265
Provision for income taxes[8]	6,199	128	6,327
Net income	$14,279	$2,659	$16,938

Diluted earnings per common share	$0.45	$0.08	$0.53

Shares used in computing diluted earnings per common share	31,786	—	31,786

	Quarter Ended July 27, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$884,221	$—	$884,221
Costs of earned revenues, excluding depreciation and amortization	720,382	—	720,382
General and administrative	65,117	—	65,117
Depreciation and amortization	47,244	—	47,244
Total	832,743	—	832,743
Interest expense, net[7]	(12,878)	5,015	(7,863)
Other income, net	4,006	—	4,006
Income before income taxes	42,606	5,015	47,621
Provision for income taxes[8,10]	12,710	287	12,997
Net income	$29,896	$4,728	$34,624

Diluted earnings per common share	$0.94	$0.15	$1.09

Shares used in computing diluted earnings per common share	31,820	—	31,820

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Outlook - Loss per common share and Non-GAAP Adjusted Diluted (Loss) Earnings Per Common Share
Unaudited

Quarter Ending
April 25, 2020
GAAP loss per common share[11]	$(0.20) - $(0.03)

Adjustment:
Addback of after-tax non-cash amortization of debt discount on Notes[12]	0.11

Non-GAAP Adjusted Diluted (Loss) Earnings per Common Share[11]	$(0.09) - $0.08

Notes to Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

1 Amounts represent contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods, including any contract revenues from storm restoration services for these acquired businesses.
2 Top 5 Customers included Verizon, CenturyLink, AT&T, Comcast and Windstream for the quarters ended January 25, 2020 and January 26, 2019.
3 During the quarter ended January 25, 2020, the Company purchased, through open-market transactions, $25.0 million aggregate principal amount of its 0.75% convertible senior notes due September 2021 for $24.3 million, resulting in a remaining principal amount of $460.0 million outstanding. After the write-off of associated debt issuance costs, the net loss on extinguishment was $0.1 million.
4 During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. Partially offsetting this charge, the Company’s stock-based compensation expense was reduced by approximately $1.9 million for the quarter ended January 26, 2019 as a result of the pre-tax non-cash charge for accounts receivable and contract assets. Excluding this reduction, Non-GAAP Stock-Based Compensation Expense was $3.8 million for the quarter ended January 26, 2019. During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of these previously reserved accounts receivable and contract assets based on collections from the customer.
5 During the fiscal year ended January 25, 2020, the Company recorded an $8.2 million pre-tax charge in the first quarter for estimated warranty costs for work performed for a customer in prior periods.
6 Non-GAAP Adjusted EBITDA as a percentage of contract revenues for the second quarter of fiscal 2020 of 10.2% excludes $11.8 million of earnings for a contract modification on a large customer program for services performed in periods prior to the second quarter of fiscal 2020 and also excludes the related impact of performance-based compensation.
7 Non-GAAP Adjusted Interest expense, net excludes the non-cash amortization of the debt discount associated with the Notes.
8 Non-GAAP Adjusted Provision (Benefit) for income taxes excludes the tax related impact of the non-cash amortization of the debt discount associated with the Notes as well as the tax effects of the vesting and exercise of share-based awards.
9 GAAP diluted shares for the quarters ended January 25, 2020 and January 26, 2019 exclude common stock equivalents related to share-based awards as their effect would be anti-dilutive. For the quarter ended January 26, 2019, Non-GAAP Adjusted Diluted Shares includes the dilutive effect of an additional 418,695 common stock equivalents.
10 For the fiscal year ended January 25, 2020, the Company recognized income tax expense of $1.1 million in the second quarter related to a previous tax year filing.
11 GAAP loss per common share and Non-GAAP Adjusted Loss per Common Share for the quarter ending April 25, 2020 is calculated using 31.6 million shares, which excludes common stock equivalents related to share-based awards as their effect would be anti-dilutive. Non-GAAP Adjusted Diluted Earnings per Common Share is calculated using 31.8 million shares.
12 The Company expects to recognize approximately $4.9 million in pre-tax interest expense during the quarter ending April 25, 2020 for the non-cash amortization of the debt discount associated with the Notes.